Lincoln Financial Group®

You're In Charge®

Statistical Supplement

First Quarter 2021

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss), After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
B. Riley FBR	Randy Binner				703-312-1890
Bank of America Merrill Lynch	Joshua Shanker				646-855-5716
Barclays	Tracy Benguigui				212-526-1561
Citi Research	Suneet Kamath				212-816-3457
Credit Suisse	Andrew Kligerman				212-325-5069
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
Goldman Sachs	Yaron Kinar				212-902-9592
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
Piper Sandler & Co.	John Barnidge				312-281-3412
RBC Capital Markets	Mark Dwelle				804-782-4008
UBS	Brian Meredith				212-713-2492
Wells Fargo	Elyse Greenspan				212-214-8031

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Ratings as of May 5, 2021
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
The Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-
Lincoln Life Assurance Company of Boston		A+			AA-

Investor Inquiries May Be Directed To:
Albert Copersino, Vice President, Investor Relations
Email: Albert.Copersino@lfg.com
Phone: 203-257-4493

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans.  In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), indexed universal life insurance (“IUL”), variable universal life insurance (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL), 15% of total expected premium deposits, and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on assets under management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable annuity (“VA”) riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of financial assets;
▪ Changes in the fair value of equity securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting options”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Acquisition and integration costs related to mergers and acquisitions; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

Management believes that the non-GAAP performance measures previously discussed explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated May 5, 2021, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
Revenues
Insurance premiums	$1,373	$1,342	$1,293	$1,364	$1,406	2.4%
Fee income	1,539	1,458	1,815	1,559	1,592	3.4%
Net investment income	1,375	1,172	1,458	1,505	1,510	9.8%
Realized gain (loss)	(24)	(647)	629	(470)	(181)	NM
Amortization of deferred gains on business
sold through reinsurance	11	11	11	9	9	-18.2%
Other revenues	151	181	155	168	198	31.1%
Total revenues	4,425	3,517	5,361	4,135	4,534	2.5%

Expenses
Interest credited	725	732	732	734	737	1.7%
Benefits	2,501	1,725	2,484	1,966	2,226	-11.0%
Commissions and other expenses	1,085	1,123	1,599	1,258	1,231	13.5%
Interest and debt expense	68	84	66	65	65	-4.4%
Strategic digitization expense	12	14	20	23	13	8.3%
Total expenses	4,391	3,678	4,901	4,046	4,272	-2.7%
Income (loss) before taxes	34	(161)	460	89	262	NM
Federal income tax expense (benefit)	(18)	(67)	62	(54)	37	NM
Net income (loss)	52	(94)	398	143	225	NM
Adjustment for LNC stock units in our
deferred compensation plans	(23)	-	(5)	-	-	100.0%
Net income (loss) available to common
stockholders – diluted	$29	$(94)	$393	$143	$225	NM

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$0.15	$(0.49)	$2.01	$0.74	$1.16	NM

ROE, including AOCI
Net income (loss)	1.1%	-2.0%	7.5%	2.6%	4.3%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$85,797	$95,390	$98,717	$102,789	$96,570	12.6%
U.S. government bonds	482	504	496	484	444	-7.9%
State and municipal bonds	5,906	6,393	6,774	6,921	6,625	12.2%
Foreign government bonds	389	436	436	470	485	24.7%
Residential mortgage-backed securities	3,271	3,272	3,203	3,076	3,077	-5.9%
Commercial mortgage-backed securities	1,119	1,226	1,430	1,505	1,516	35.5%
Asset-backed securities	5,086	5,716	6,590	7,184	7,996	57.2%
Hybrid and redeemable preferred securities	556	582	606	615	600	7.9%
Total fixed maturity AFS securities, net of allowance for credit losses	102,606	113,519	118,252	123,044	117,313	14.3%
Trading securities	4,019	4,651	4,633	4,501	4,365	8.6%
Equity securities	83	87	122	129	123	48.2%
Mortgage loans on real estate, net of allowance for credit losses	16,791	16,578	16,541	16,763	17,255	2.8%
Policy loans	2,571	2,551	2,527	2,426	2,502	-2.7%
Derivative investments	4,417	2,957	3,236	3,109	3,453	-21.8%
Other investments	4,765	4,574	4,204	3,984	3,548	-25.5%
Total investments	135,252	144,917	149,515	153,956	148,559	9.8%
Cash and invested cash	6,202	4,201	2,595	1,708	1,350	-78.2%
DAC and VOBA	9,212	7,012	6,307	5,812	7,665	-16.8%
Premiums and fees receivable	562	490	498	486	653	16.2%
Accrued investment income	1,185	1,168	1,320	1,257	1,301	9.8%
Reinsurance recoverables, net of allowance for credit losses	16,923	16,866	16,610	16,496	16,289	-3.7%
Reinsurance related embedded derivatives	137	-	-	-	-	-100.0%
Funds withheld reinsurance assets	535	535	539	530	528	-1.3%
Goodwill	1,778	1,778	1,778	1,778	1,778	0.0%
Other assets	16,246	15,905	15,667	15,956	17,298	6.5%
Separate account assets	130,617	146,787	152,975	167,965	171,339	31.2%
Total assets	$318,649	$339,659	$347,804	$365,944	$366,760	15.1%
	`

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$37,100	$38,604	$40,089	$40,814	$39,591	6.7%
Other contract holder funds	99,508	100,537	102,568	105,405	107,002	7.5%
Short-term debt	-	-	-	-	300	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	866	866	866	866	866	0.0%
Financial	5,882	5,870	5,848	5,816	5,428	-7.7%
Reinsurance related embedded derivatives	-	245	334	392	244	NM
Funds withheld reinsurance liabilities	1,843	1,867	1,910	1,942	1,976	7.2%
Payables for collateral on investments	8,434	7,031	6,435	6,222	7,597	-9.9%
Other liabilities	17,824	17,121	15,230	13,823	12,824	-28.1%
Separate account liabilities	130,617	146,787	152,975	167,965	171,339	31.2%
Total liabilities	302,074	318,928	326,255	343,245	347,167	14.9%

Stockholders’ Equity
Common stock	5,071	5,081	5,093	5,082	5,057	-0.3%
Retained earnings	8,500	8,327	8,647	8,686	8,775	3.2%
AOCI:
Unrealized investment gains (losses)	3,348	7,668	8,153	9,209	6,040	80.4%
Foreign currency translation adjustment	(27)	(28)	(21)	(12)	(10)	63.0%
Funded status of employee benefit plans	(317)	(317)	(323)	(266)	(269)	15.1%
Total AOCI	3,004	7,323	7,809	8,931	5,761	91.8%
Total stockholders’ equity	16,575	20,731	21,549	22,699	19,593	18.2%
Total liabilities and stockholders’ equity	$318,649	$339,659	$347,804	$365,944	$366,760	15.1%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
Income (Loss)
Net income (loss)	$52	$(94)	$398	$143	$225	NM
Pre-tax adjusted income (loss) from operations	558	195	(212)	393	421	-24.6%
After-tax adjusted income (loss) from operations (1)	465	187	(133)	346	350	-24.7%
Adjusted operating tax rate	16.5%	4.0%	37.2%	12.0%	16.8%

Average Stockholders’ Equity
Average equity, including AOCI	$18,132	$18,653	$21,140	$22,124	$21,146	16.6%
Average AOCI	4,338	5,164	7,566	8,370	7,346	69.3%
Average equity, excluding AOCI	$13,794	$13,489	$13,574	$13,754	$13,800	0.0%

ROE, Excluding AOCI
Net income (loss)	1.5%	-2.8%	11.7%	4.2%	6.5%
Adjusted income (loss) from operations	13.5%	5.5%	-3.9%	10.1%	10.2%

Per Share
Net income (loss) (diluted)	$0.15	$(0.49)	$2.01	$0.74	$1.16	NM
Adjusted income (loss) from operations (diluted)	2.24	0.97	(0.72)	1.78	1.82	-18.8%
Dividends declared during the period	0.40	0.40	0.40	0.42	0.42	5.0%

Book value, including AOCI	$85.79	$107.28	$111.51	$118.02	$102.50	19.5%
Per share impact of AOCI	15.55	37.90	40.41	46.43	30.14	93.8%
Book value, excluding AOCI	$70.24	$69.38	$71.10	$71.59	$72.36	3.0%

Shares
Repurchased during the period	3.8	-	-	1.1	1.9	-50.0%
End-of-period – basic	193.2	193.2	193.3	192.3	191.1	-1.1%
End-of-period – diluted	195.0	194.0	195.3	193.7	192.5	-1.3%
Average for the period – diluted	197.3	193.8	195.4	193.9	193.1	-2.1%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
Cash Returned to Common Stockholders
Shares repurchased	$225	$-	$-	$50	$105	-53.3%
Common dividends	79	77	77	77	81	2.5%
Total cash returned to common stockholders	$304	$77	$77	$127	$186	-38.8%

Leverage Ratio
Short-term debt	$-	$-	$-	$-	$300	NM
Long-term debt	6,748	6,736	6,714	6,682	6,294	-6.7%
Total debt (1)	6,748	6,736	6,714	6,682	6,594	-2.3%
Less:
Operating debt (2)	866	866	866	866	866	0.0%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	459	451	428	395	306	-33.3%
Total numerator	$5,121	$5,117	$5,118	$5,119	$5,120	0.0%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$13,227	$13,063	$13,396	$13,490	$13,553	2.5%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	5,121	5,117	5,118	5,119	5,120	0.0%
Total denominator	$18,650	$18,482	$18,816	$18,911	$18,975	1.7%

Leverage ratio	27.5%	27.7%	27.2%	27.1%	27.0%

Holding Company Available Liquidity	$760	$774	$756	$754	$758	-0.3%

(1) Excludes obligations under finance leases and certain financing arrangements of $450 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$302	$272	$220	$338	$350	15.9%
Retirement Plan Services	45	33	58	57	70	55.6%
Life Insurance	209	(52)	(400)	177	130	-37.8%
Group Protection	50	49	8	(54)	(33)	NM
Other Operations	(48)	(107)	(98)	(125)	(96)	-100.0%
Adjusted income (loss) from operations, before
income taxes	$558	$195	$(212)	$393	$421	-24.6%

Income (Loss) from Operations, After-Tax
Annuities	$261	$237	$196	$289	$290	11.1%
Retirement Plan Services	40	30	50	49	57	42.5%
Life Insurance	171	(37)	(311)	144	107	-37.4%
Group Protection	40	39	6	(42)	(26)	NM
Other Operations	(47)	(82)	(74)	(94)	(78)	-66.0%
Adjusted income (loss) from operations	$465	$187	$(133)	$346	$350	-24.7%

	For the Three Months Ended						For the Trailing Twelve Months
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change	3/31/20	3/31/21	Change
Sources of Earnings, Pre-Tax
Investment spread	$151	$39	$(119)	$147	$130	-13.9%	$362	$197	-45.6%
Mortality/morbidity	165	15	(208)	47	39	-76.4%	432	(107)	NM
Fees on AUM	290	245	321	308	332	14.5%	1,094	1,206	10.2%
VA riders	-	3	(108)	16	16	NM	17	(73)	NM
Total sources of earnings, before income taxes	606	302	(114)	518	517	-14.7%	1,905	1,223	-35.8%
Other Operations	(48)	(107)	(98)	(125)	(96)	-100.0%	(321)	(425)	-32.4%
Adjusted income (loss) from operations, before
income taxes	$558	$195	$(212)	$393	$421	-24.6%	$1,584	$798	-49.6%

Sources of Earnings, Pre-Tax, Percentage By Component
Investment spread	25.0%	12.7%	103.7%	28.5%	25.2%		19.0%	16.1%
Mortality/morbidity	27.3%	4.8%	181.6%	9.1%	7.5%		22.7%	-8.8%
Fees on AUM	47.8%	81.3%	-279.5%	59.4%	64.1%		57.4%	98.6%
VA riders	-0.1%	1.2%	94.2%	3.0%	3.2%		0.9%	-5.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
Annuities
Operating revenues	$1,129	$1,037	$1,126	$1,163	$1,204	6.6%
Deposits	3,697	2,515	2,539	2,510	2,814	-23.9%
Net flows	528	58	(283)	(644)	(776)	NM
Average account values	137,922	134,197	144,368	150,875	160,099	16.1%

Retirement Plan Services
Operating revenues	$297	$282	$311	$323	$327	10.1%
Deposits	2,779	2,307	2,374	2,557	2,640	-5.0%
Net flows	671	(1,207)	362	340	347	-48.3%
Average account values	75,845	73,611	79,644	83,889	89,589	18.1%

Life Insurance
Operating revenues	$1,821	$1,639	$2,127	$1,928	$1,939	6.5%
Deposits	1,450	1,428	1,537	1,476	1,219	-15.9%
Net flows	963	1,023	1,156	996	793	-17.7%
Average account values	52,866	52,693	54,570	56,419	58,008	9.7%
Average in-force face amount	836,488	853,071	870,505	886,005	900,973	7.7%

Group Protection
Operating revenues	$1,224	$1,199	$1,184	$1,184	$1,254	2.5%
Insurance premiums	1,094	1,086	1,052	1,049	1,119	2.3%

Consolidated
Adjusted operating revenues (1)	$4,509	$4,209	$4,788	$4,655	$4,762	5.6%
Deposits	7,926	6,250	6,450	6,543	6,673	-15.8%
Net flows	2,162	(126)	1,235	692	364	-83.2%
Average account values	266,633	260,501	278,582	291,183	307,696	15.4%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
Sales
Annuities:
With guaranteed living benefits	$1,185	$824	$541	$507	$638	-46.2%
Without guaranteed living benefits	1,454	1,392	1,911	1,921	2,090	43.7%
Variable	2,639	2,216	2,452	2,428	2,728	3.4%
Fixed	1,058	299	87	82	86	-91.9%
Total Annuities	$3,697	$2,515	$2,539	$2,510	$2,814	-23.9%

Retirement Plan Services:
First-year sales	$867	$827	$870	$1,107	$694	-20.0%
Recurring deposits	1,912	1,480	1,504	1,450	1,946	1.8%
Total Retirement Plan Services	$2,779	$2,307	$2,374	$2,557	$2,640	-5.0%

Life Insurance:
UL	$9	$5	$3	$3	$2	-77.8%
MoneyGuard®	34	36	35	22	16	-52.9%
IUL	21	23	24	22	16	-23.8%
VUL	44	55	60	30	22	-50.0%
Term	35	36	28	32	30	-14.3%
Total individual life insurance	143	155	150	109	86	-39.9%
Executive Benefits	26	4	36	6	28	7.7%
Total Life Insurance	$169	$159	$186	$115	$114	-32.5%

Group Protection:
Life	$50	$47	$24	$144	$41	-18.0%
Disability	42	47	17	291	28	-33.3%
Dental	10	11	8	15	5	-50.0%
Total Group Protection	$102	$105	$49	$450	$74	-27.5%
Percent employee-paid	59.9%	51.6%	58.9%	28.4%	66.7%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
Operating Revenues
Annuities	$1,129	$1,037	$1,126	$1,163	$1,204	6.6%
Retirement Plan Services	297	282	311	323	327	10.1%
Life Insurance	1,821	1,639	2,127	1,928	1,939	6.5%
Group Protection	1,224	1,199	1,184	1,184	1,254	2.5%
Other Operations	38	52	40	57	38	0.0%
Total segment operating revenues	$4,509	$4,209	$4,788	$4,655	$4,762	5.6%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	120	$111	$111	$126	$116	-3.3%
Retirement Plan Services	72	68	69	78	69	-4.2%
Life Insurance	121	116	118	126	118	-2.5%
Group Protection	154	153	155	164	158	2.6%
Other Operations	(4)	55	34	71	44	NM
Total	$463	$503	$487	$565	$505	9.1%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	10.7%	10.7%	9.9%	10.8%	9.7%
Retirement Plan Services	24.4%	24.3%	22.3%	24.2%	21.2%
Life Insurance	6.7%	7.1%	5.5%	6.5%	6.1%
Group Protection	12.5%	12.7%	13.1%	13.8%	12.5%
Other Operations	-10.0%	107.5%	83.7%	125.8%	115.6%
Total	10.3%	12.0%	10.2%	12.1%	10.6%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$520	$554	$537	$638	$556	6.9%
Commissions	706	621	611	625	616	-12.7%
Taxes, licenses and fees	90	79	85	73	87	-3.3%
Interest and debt expense	68	68	66	65	65	-4.4%
Expenses associated with reserve financing
and letters of credit	23	23	24	25	25	8.7%
Total adjusted operating commissions and other
expenses incurred	1,407	1,345	1,323	1,426	1,349	-4.1%

Less Amounts Capitalized
General and administrative expenses	(57)	(51)	(50)	(73)	(51)	10.5%
Commissions	(362)	(291)	(272)	(250)	(233)	35.6%
Taxes, licenses and fees	(13)	(13)	(11)	(9)	(8)	38.5%
Total amounts capitalized	(432)	(355)	(333)	(332)	(292)	32.4%
Total expenses incurred, net of amounts
capitalized, excluding amortization	975	990	990	1,094	1,057	8.4%

Amortization
Amortization of DAC, VOBA and other intangibles	247	207	680	218	247	0.0%
Total operating commissions and other expenses	$1,222	$1,197	$1,670	$1,312	$1,304	6.7%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
Annuities
Earned rate on reserves	3.73%	3.69%	3.63%	3.42%	3.27%	(46)
Variable investment income on reserves (1)	0.03%	0.10%	0.09%	0.15%	0.11%	8
Net investment income yield on reserves	3.76%	3.79%	3.72%	3.57%	3.38%	(38)
Interest rate credited to contract holders	2.31%	2.26%	2.12%	1.97%	2.00%	(31)
Interest rate spread	1.45%	1.53%	1.60%	1.60%	1.38%	(7)
Base spreads excluding variable investment income	1.42%	1.43%	1.51%	1.45%	1.27%	(15)

Retirement Plan Services
Earned rate on reserves	3.95%	3.85%	3.82%	3.68%	3.64%	(31)
Variable investment income on reserves (1)	0.05%	0.06%	0.10%	0.21%	0.17%	12
Net investment income yield on reserves	4.00%	3.91%	3.92%	3.89%	3.81%	(19)
Interest rate credited to contract holders	2.87%	2.86%	2.81%	2.78%	2.68%	(19)
Interest rate spread	1.13%	1.05%	1.11%	1.11%	1.13%	-
Base spreads excluding variable investment income	1.08%	0.99%	1.01%	0.90%	0.96%	(12)

Life Insurance – Interest-Sensitive
Earned rate on reserves	4.77%	4.78%	4.76%	4.71%	4.71%	(6)
Variable investment income on reserves (1)	0.31%	-0.72%	0.76%	0.95%	1.05%	74
Net investment income yield on reserves	5.08%	4.06%	5.52%	5.66%	5.76%	68
Interest rate credited to contract holders	3.80%	3.81%	3.75%	3.83%	3.76%	(4)
Interest rate spread	1.28%	0.25%	1.77%	1.83%	2.00%	72
Base spreads excluding variable investment income	0.97%	0.97%	1.01%	0.88%	0.95%	(2)

Total (2)
Earned rate (3)	4.29%	4.06%	4.09%	4.04%	3.96%	(33)
Variable investment income (1) (3)	0.19%	-0.34%	0.45%	0.56%	0.59%	40
Net investment income yield (3)	4.48%	3.72%	4.54%	4.60%	4.55%	7

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$53	$22	$17	$29	$32	-39.6%
Fee income	593	567	608	626	652	9.9%
Net investment income	326	270	334	343	328	0.6%
Operating realized gain (loss)	54	49	57	54	50	-7.4%
Amortization of deferred gain	8	8	8	5	6	-25.0%
Other revenues	95	121	102	106	136	43.2%
Total operating revenues	1,129	1,037	1,126	1,163	1,204	6.6%
Operating expenses:
Interest credited	192	192	198	191	199	3.6%
Benefits	170	127	261	138	141	-17.1%
Commissions incurred	311	246	248	255	275	-11.6%
Other expenses incurred	250	221	232	252	255	2.0%
Amounts capitalized	(191)	(122)	(118)	(117)	(127)	33.5%
Amortization	95	101	85	106	111	16.8%
Total operating expenses	827	765	906	825	854	3.3%
Income (loss) from operations before taxes	302	272	220	338	350	15.9%
Federal income tax expense (benefit)	41	35	24	49	60	46.3%
Income (loss) from operations	$261	$237	$196	$289	$290	11.1%

Effective Federal Income Tax Rate	13.4%	12.9%	11.1%	14.5%	17.2%

Average Equity, Excluding Goodwill and AOCI	$4,887	$5,002	$5,394	$5,405	$5,071	3.8%

ROE, Excluding Goodwill and AOCI	21.4%	19.0%	14.5%	21.4%	22.9%

Return on Average Account Values	76	71	54	77	72	(4)

Income (Loss) from Operations
Variable annuity	232	207	176	254	261	12.5%
Fixed annuity	29	30	20	35	29	0.0%

Account Values
Variable annuity account values:
Average	$120,972	$116,861	$127,011	$133,630	$142,990	18.2%
End-of-period	108,689	121,712	127,585	140,313	144,157	32.6%
Fixed annuity account values:
Average	16,950	17,336	17,357	17,245	17,109	0.9%
End-of-period	17,208	17,349	17,263	17,205	16,966	-1.4%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$61	$58	$65	$69	$71	16.4%
Net investment income	229	218	240	246	248	8.3%
Other revenues	7	6	6	8	8	14.3%
Total operating revenues	297	282	311	323	327	10.1%
Operating expenses:
Interest credited	150	153	155	157	155	3.3%
Benefits	-	1	1	-	1	NM
Commissions incurred	19	18	19	20	21	10.5%
Other expenses incurred	82	77	74	86	77	-6.1%
Amounts capitalized	(6)	(6)	(4)	(5)	(5)	16.7%
Amortization	7	6	8	8	8	14.3%
Total operating expenses	252	249	253	266	257	2.0%
Income (loss) from operations before taxes	45	33	58	57	70	55.6%
Federal income tax expense (benefit)	5	3	8	8	13	160.0%
Income (loss) from operations	$40	$30	$50	$49	$57	42.5%

Effective Federal Income Tax Rate	11.3%	10.1%	13.7%	14.6%	18.9%

Average Equity, Excluding Goodwill and AOCI	$1,415	$1,410	$1,441	$1,480	$1,526	7.8%

ROE, Excluding Goodwill and AOCI	11.2%	8.5%	13.8%	13.2%	14.9%

Pre-tax Net Margin	30.4%	25.8%	36.8%	34.4%	40.4%

Return on Average Account Values	21	16	25	23	25	4

Net Flows by Market
Small Market	141	30	113	66	(28)	NM
Mid - Large Market	790	(1,084)	500	587	680	-13.9%
Multi-Fund® and Other	(260)	(153)	(251)	(313)	(305)	-17.3%

Net Flows – Trailing Twelve Months	$1,672	$158	$248	$166	$(158)	NM

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$224	$230	$223	$274	$253	12.9%
Fee income	893	830	1,141	861	867	-2.9%
Net investment income	697	577	761	787	809	16.1%
Operating realized gain (loss)	(3)	(2)	-	(1)	(2)	33.3%
Amortization of deferred gain on
business sold through reinsurance	3	3	3	4	3	0.0%
Other revenues	7	1	(1)	3	9	28.6%
Total operating revenues	1,821	1,639	2,127	1,928	1,939	6.5%
Operating expenses:
Interest credited	371	375	369	375	370	-0.3%
Benefits	954	1,084	1,428	1,120	1,173	23.0%
Commissions incurred	191	173	171	152	120	-37.2%
Other expenses incurred	209	195	209	204	194	-7.2%
Amounts capitalized	(216)	(202)	(202)	(168)	(138)	36.1%
Amortization	103	66	552	68	90	-12.6%
Total operating expenses	1,612	1,691	2,527	1,751	1,809	12.2%
Income (loss) from operations before taxes	209	(52)	(400)	177	130	-37.8%
Federal income tax expense (benefit)	38	(15)	(89)	33	23	-39.5%
Income (loss) from operations	$171	$(37)	$(311)	$144	$107	-37.4%

Effective Federal Income Tax Rate	18.1%	28.9%	22.2%	18.6%	17.7%

Average Equity, Excluding Goodwill and AOCI	$8,798	$8,977	$8,854	$8,788	$8,909	1.3%

ROE, Excluding Goodwill and AOCI	7.8%	-1.6%	-14.1%	6.5%	4.8%

Average Account Values	$52,866	$52,693	$54,570	$56,419	$58,008	9.7%

In-Force Face Amount
UL and other	$356,889	$357,690	$358,897	$358,554	$358,044	0.3%
Term insurance	486,311	505,251	519,173	535,387	549,960	13.1%
Total in-force face amount	$843,200	$862,941	$878,070	$893,941	$908,004	7.7%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,094	$1,086	$1,052	$1,049	$1,119	2.3%
Net investment income	81	69	88	91	91	12.3%
Other revenues	49	44	44	44	44	-10.2%
Total operating revenues	1,224	1,199	1,184	1,184	1,254	2.5%
Operating expenses:
Interest credited	2	1	1	1	1	-50.0%
Benefits	862	843	875	920	970	12.5%
Commissions incurred	87	97	80	95	91	4.6%
Other expenses incurred	200	198	194	227	208	4.0%
Amounts capitalized	(19)	(23)	(9)	(41)	(21)	-10.5%
Amortization	42	34	35	36	38	-9.5%
Total operating expenses	1,174	1,150	1,176	1,238	1,287	9.6%
Income (loss) from operations before taxes	50	49	8	(54)	(33)	NM
Federal income tax expense (benefit)	10	10	2	(12)	(7)	NM
Income (loss) from operations	$40	$39	$6	$(42)	$(26)	NM

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$2,601	$2,628	$2,678	$2,711	$2,718	4.5%

ROE, Excluding Goodwill and AOCI	6.1%	5.9%	0.9%	-6.3%	-3.8%

Loss Ratios by Product Line
Life	79.4%	82.6%	91.9%	93.4%	101.0%
Disability	78.3%	78.7%	78.9%	86.2%	78.8%
Dental	74.6%	40.2%	70.1%	67.3%	76.8%
Total	78.5%	77.8%	83.2%	87.8%	86.8%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
Other Operations
Operating revenues:
Insurance premiums	$2	$5	$2	$11	$2	0.0%
Net investment income	42	38	35	38	34	-19.0%
Other revenues	(6)	9	3	8	2	133.3%
Total operating revenues	38	52	40	57	38	0.0%
Operating expenses:
Interest credited	12	11	9	8	12	0.0%
Benefits	16	30	33	40	15	-6.3%
Commissions and other expenses	(22)	36	10	46	29	231.8%
Interest and debt expenses	68	68	66	65	65	-4.4%
Strategic digitization expense	12	14	20	23	13	8.3%
Total operating expenses	86	159	138	182	134	55.8%
Income (loss) from operations before taxes	(48)	(107)	(98)	(125)	(96)	-100.0%
Federal income tax expense (benefit)	(1)	(25)	(24)	(31)	(18)	NM
Income (loss) from operations	$(47)	$(82)	$(74)	$(94)	$(78)	-66.0%

DAC, VOBA, DSI, DFEL

& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$7,928	$9,457	$7,241	$6,520	$6,025	-24.0%
Business acquired (sold) through reinsurance	(10)	-	-	-	-	100.0%
Cumulative effect from adoption of new
accounting standard	5	-	-	-	-	-100.0%
Deferrals	435	355	334	333	295	-32.2%
Operating amortization	(243)	(204)	(679)	(212)	(244)	-0.4%
Deferrals, net of operating amortization	192	151	(345)	121	51	-73.4%
Amortization associated with benefit ratio unlocking	66	(4)	(10)	(30)	(6)	NM
Adjustment related to realized (gains) losses	58	33	(198)	87	50	-13.8%
Adjustment related to unrealized (gains) losses	1,218	(2,396)	(168)	(673)	1,764	44.8%
Balance as of end-of-period	$9,457	$7,241	$6,520	$6,025	$7,884	-16.6%

DFEL
Balance as of beginning-of-period	$650	$1,379	$433	$392	$401	-38.3%
Cumulative effect from adoption of new
accounting standard	4	-	-	-	-	-100.0%
Deferrals	240	252	263	249	231	-3.8%
Operating amortization	(160)	(111)	(424)	(120)	(131)	18.1%
Deferrals, net of operating amortization	80	141	(161)	129	100	25.0%
Amortization associated with benefit ratio unlocking	8	(2)	(1)	(4)	(1)	NM
Adjustment related to realized (gains) losses	17	12	(14)	9	1	-94.1%
Adjustment related to unrealized (gains) losses	620	(1,097)	135	(125)	58	-90.6%
Balance as of end-of-period	$1,379	$433	$392	$401	$559	-59.5%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$6,382	$5,378	$4,841	$4,443	$5,787	-9.3%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
Fixed Annuities
Balance as of beginning-of-period	$25,384	$25,740	$25,801	$25,572	$25,405	0.1%
Gross deposits	1,058	299	87	82	86	-91.9%
Full surrenders and deaths	(400)	(384)	(399)	(400)	(494)	-23.5%
Other contract benefits	(156)	(143)	(135)	(145)	(141)	9.6%
Net flows	502	(228)	(447)	(463)	(549)	NM
Contract holder assessments	(13)	(16)	(16)	(19)	(25)	-92.3%
Reinvested interest credited	(133)	305	234	315	177	233.1%
Balance as of end-of-period, gross	25,740	25,801	25,572	25,405	25,008	-2.8%
Reinsurance ceded	(8,532)	(8,452)	(8,309)	(8,200)	(8,042)	5.7%
Balance as of end-of-period, net	$17,208	$17,349	$17,263	$17,205	$16,966	-1.4%

Variable Annuities
Balance as of beginning-of-period	$125,492	$108,689	$121,713	$127,585	$140,313	11.8%
Gross deposits	2,639	2,216	2,452	2,428	2,728	3.4%
Full surrenders and deaths	(1,602)	(1,068)	(1,384)	(1,600)	(1,901)	-18.7%
Other contract benefits	(1,011)	(862)	(904)	(1,009)	(1,054)	-4.3%
Net flows	26	286	164	(181)	(227)	NM
Contract holder assessments	(632)	(611)	(648)	(666)	(684)	-8.2%
Change in market value and reinvestment	(16,197)	13,349	6,356	13,575	4,755	129.4%
Balance as of end-of-period, gross	108,689	121,713	127,585	140,313	144,157	32.6%
Reinsurance ceded	-	(1)	-	-	-	NM
Balance as of end-of-period, gross and net	$108,689	$121,712	$127,585	$140,313	$144,157	32.6%

Total
Balance as of beginning-of-period	$150,876	$134,429	$147,514	$153,157	$165,718	9.8%
Gross deposits	3,697	2,515	2,539	2,510	2,814	-23.9%
Full surrenders and deaths	(2,002)	(1,452)	(1,783)	(2,000)	(2,395)	-19.6%
Other contract benefits	(1,167)	(1,005)	(1,039)	(1,154)	(1,195)	-2.4%
Net flows	528	58	(283)	(644)	(776)	NM
Contract holder assessments	(645)	(627)	(664)	(685)	(709)	-9.9%
Change in market value and reinvestment	(16,330)	13,654	6,590	13,890	4,932	130.2%
Balance as of end-of-period, gross	134,429	147,514	153,157	165,718	169,165	25.8%
Reinsurance ceded	(8,532)	(8,453)	(8,309)	(8,200)	(8,042)	5.7%
Balance as of end-of-period, net	$125,897	$139,061	$144,848	$157,518	$161,123	28.0%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
General Account
Balance as of beginning-of-period	$20,558	$21,335	$21,672	$22,316	$22,916	11.5%
Gross deposits	609	817	568	731	490	-19.5%
Withdrawals	(565)	(752)	(477)	(533)	(583)	-3.2%
Net flows	44	65	91	198	(93)	NM
Transfers between fixed and variable accounts	587	124	402	247	35	-94.0%
Contract holder assessments	(3)	(3)	(4)	(3)	(3)	0.0%
Reinvestment interest credited	149	151	155	158	153	2.7%
Balance as of end-of-period	$21,335	$21,672	$22,316	$22,916	$23,008	7.8%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$58,131	$48,301	$54,886	$58,255	$65,391	12.5%
Gross deposits	2,170	1,490	1,806	1,826	2,150	-0.9%
Withdrawals	(1,543)	(2,762)	(1,535)	(1,684)	(1,710)	-10.8%
Net flows	627	(1,272)	271	142	440	-29.8%
Transfers between fixed and variable accounts	(610)	(161)	(436)	(326)	(141)	76.9%
Contract holder assessments	(54)	(49)	(50)	(59)	(62)	-14.8%
Change in market value and reinvestment	(9,793)	8,067	3,584	7,379	2,521	125.7%
Balance as of end-of-period	$48,301	$54,886	$58,255	$65,391	$68,149	41.1%

Total
Balance as of beginning-of-period	$78,689	$69,636	$76,558	$80,571	$88,307	12.2%
Gross deposits	2,779	2,307	2,374	2,557	2,640	-5.0%
Withdrawals	(2,108)	(3,514)	(2,012)	(2,217)	(2,293)	-8.8%
Net flows	671	(1,207)	362	340	347	-48.3%
Transfers between fixed and variable accounts	(23)	(37)	(34)	(79)	(106)	NM
Contract holder assessments	(57)	(52)	(54)	(62)	(65)	-14.0%
Change in market value and reinvestment	(9,644)	8,218	3,739	7,537	2,674	127.7%
Balance as of end-of-period	$69,636	$76,558	$80,571	$88,307	$91,157	30.9%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
General Account
Balance as of beginning-of-period	$38,141	$38,054	$38,034	$38,080	$38,136	0.0%
Deposits	996	964	966	1,028	899	-9.7%
Withdrawals and deaths	(380)	(263)	(230)	(282)	(296)	22.1%
Net flows	616	701	736	746	603	-2.1%
Contract holder assessments	(1,075)	(1,073)	(1,079)	(1,088)	(1,073)	0.2%
Reinvested interest credited	372	352	389	398	387	4.0%
Balance as of end-of-period, gross	38,054	38,034	38,080	38,136	38,053	0.0%
Reinsurance ceded	(649)	(646)	(646)	(640)	(636)	2.0%
Balance as of end-of-period, net	$37,405	$37,388	$37,434	$37,496	$37,417	0.0%

Separate Account
Balance as of beginning-of-period	$17,646	$14,782	$17,351	$18,671	$21,078	19.4%
Deposits	454	464	571	448	320	-29.5%
Withdrawals and deaths	(107)	(142)	(151)	(198)	(130)	-21.5%
Net flows	347	322	420	250	190	-45.2%
Contract holder assessments	(204)	(211)	(217)	(209)	(197)	3.4%
Change in market value and reinvestment	(3,007)	2,458	1,117	2,366	912	130.3%
Balance as of end-of-period, gross	14,782	17,351	18,671	21,078	21,983	48.7%
Reinsurance ceded	(712)	(830)	(874)	(969)	(990)	-39.0%
Balance as of end-of-period, net	$14,070	$16,521	$17,797	$20,109	$20,993	49.2%

Total
Balance as of beginning-of-period	$55,787	$52,836	$55,385	$56,751	$59,214	6.1%
Deposits	1,450	1,428	1,537	1,476	1,219	-15.9%
Withdrawals and deaths	(487)	(405)	(381)	(480)	(426)	12.5%
Net flows	963	1,023	1,156	996	793	-17.7%
Contract holder assessments	(1,279)	(1,284)	(1,296)	(1,297)	(1,270)	0.7%
Change in market value and reinvestment	(2,635)	2,810	1,506	2,764	1,299	149.3%
Balance as of end-of-period, gross	52,836	55,385	56,751	59,214	60,036	13.6%
Reinsurance ceded	(1,361)	(1,476)	(1,520)	(1,609)	(1,626)	-19.5%
Balance as of end-of-period, net	$51,475	$53,909	$55,231	$57,605	$58,410	13.5%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 3/31/20		As of 12/31/20		As of 3/31/21
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS, Trading and Equity Securities, at Fair Value
Fixed maturity AFS securities, net of allowance for credit losses:
Corporate bonds	$85,797	80.3%	$102,789	80.5%	$96,570	79.3%
U.S. government bonds	482	0.5%	484	0.4%	444	0.4%
State and municipal bonds	5,906	5.5%	6,921	5.4%	6,625	5.4%
Foreign government bonds	389	0.4%	470	0.4%	485	0.4%
Residential mortgage-backed securities	3,271	3.1%	3,076	2.4%	3,077	2.5%
Commercial mortgage-backed securities	1,119	1.0%	1,505	1.2%	1,516	1.2%
Asset-backed securities	5,086	4.8%	7,184	5.6%	7,996	6.6%
Hybrid and redeemable preferred securities	556	0.5%	615	0.5%	600	0.5%
Total fixed maturity AFS securities, net of allowance for credit losses	102,606	96.1%	123,044	96.4%	117,313	96.3%
Trading securities	4,019	3.8%	4,501	3.5%	4,365	3.6%
Equity securities	83	0.1%	129	0.1%	123	0.1%
Total fixed maturity AFS securities, net of allowance for credit losses, and trading and
equity securities	$106,708	100.0%	$127,674	100.0%	$121,801	100.0%

Fixed Maturity AFS, Trading and Equity Securities, at Amortized Cost
Fixed maturity AFS securities	$96,217	96.1%	$104,174	96.1%	$105,866	96.2%
Trading securities	3,790	3.8%	4,072	3.8%	4,067	3.7%
Equity securities	121	0.1%	132	0.1%	125	0.1%
Total fixed maturity AFS, trading and equity securities	$100,128	100.0%	$108,378	100.0%	$110,058	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		95.8%		95.8%		96.0%
Below investment grade		4.2%		4.2%		4.0%

Lincoln Financial Group
Realized Gain (Loss), After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
Components of Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$51	$47	$57	$53	$48	-5.9%
Total excluded realized gain (loss)	(75)	(694)	572	(523)	(229)	NM
Total realized gain (loss), pre-tax	$(24)	$(647)	$629	$(470)	$(181)	NM

Components of Excluded Realized Gain (Loss), After-Tax
Credit loss benefit (expense) on mortgage loans on
real estate	$(51)	$(79)	$50	$(6)	$17	133.3%
Credit loss benefit (expense) on other financial assets	(16)	(1)	(1)	(2)	(1)	93.8%
Realized gain (loss) related to certain financial assets	14	(36)	(5)	(7)	1	-92.9%
Realized gain (loss) on equity securities	(15)	2	3	13	8	153.3%
Realized gain (loss) on the mark-to-market on certain
instruments	38	(1)	(6)	2	19	-50.0%
Realized gain (loss) related to financial assets, after-tax	(30)	(115)	41	-	44	246.7%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged and benefit ratio unlocking	(496)	(71)	12	(9)	(42)	91.5%
GLB non-performance risk component	147	(79)	464	(240)	(144)	NM
Total variable annuity net derivative results	(349)	(150)	476	(249)	(186)	46.7%
Indexed annuity forward-starting option	(30)	(1)	18	12	17	156.7%
Excluded realized gain (loss), including
benefit ratio unlocking, after-tax	(409)	(266)	535	(237)	(125)	69.4%
Less: benefit ratio unlocking, after-tax	(349)	282	83	177	55	115.8%
Total excluded realized gain (loss), after-tax	$(60)	$(548)	452	$(414)	$(180)	NM

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Change
Revenues
Total revenues	$4,425	$3,517	$5,361	$4,135	$4,534	2.5%
Less:
Excluded realized gain (loss)	(75)	(694)	572	(523)	(229)	NM
Amortization of DFEL associated with
benefit ratio unlocking	(9)	2	1	3	1	111.1%
Adjusted operating revenues	$4,509	$4,209	$4,788	$4,655	$4,762	5.6%

Net Income
Net income (loss)	$52	$(94)	$398	$143	$225	NM
Less:
Excluded realized gain (loss), after-tax	(60)	(548)	452	(414)	(180)	NM
Benefit ratio unlocking, after-tax	(349)	282	83	177	55	115.8%
Net impact from the Tax Cuts and Jobs Act	-	-	-	37	-	NM
Acquisition and integration costs related to
mergers and acquisitions, after-tax	(4)	(3)	(4)	(3)	-	100.0%
Gain (loss) on early extinguishment of debt, after-tax	-	(12)	-	-	-	NM
Total adjustments	(413)	(281)	531	(203)	(125)	69.7%
Adjusted income (loss) from operations	$465	$187	$(133)	$346	$350	-24.7%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$0.15	$(0.49)	$2.01	$0.74	$1.16	NM
Less:
Excluded realized gain (loss), after-tax	(0.30)	(2.85)	2.32	(2.12)	(0.94)	NM
Benefit ratio unlocking, after-tax	(1.77)	1.46	0.43	0.91	0.28	115.8%
Net impact from the Tax Cuts and Jobs Act	-	-	-	0.19	-	NM
Acquisition and integration costs related to mergers
and acquisitions, after-tax	(0.02)	(0.01)	(0.02)	(0.02)	-	100.0%
Gain (loss) on early extinguishment of debt, after-tax	-	(0.06)	-	-	-	NM
Adjusted income (loss) from operations	$2.24	$0.97	$(0.72)	$1.78	$1.82	-18.8%